UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: May 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET

EMERGING MARKETS DEBT FUND

FORM N-Q

MAY 31, 2012

WESTERN ASSET EMERGING MARKETS DEBT FUND

Schedule of investments (unaudited)	May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS - 55.6%
Argentina - 2.5%
Republic of Argentina	7.820%	12/31/33	68,915	EUR	$42,607	(a)
Republic of Argentina, Discount Notes	8.280%	12/31/33	8,736,455		5,198,191
Republic of Argentina, GDP Linked Securities	4.191%	12/15/35	580,623	EUR	65,692	(a)(b)
Republic of Argentina, GDP Linked Securities	5.975%	12/15/35	174,522	ARS	4,354	(a)(b)
Republic of Argentina, GDP Linked Securities, Senior Bonds	4.383%	12/15/35	5,000		487	(a)(b)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	168,000		151,131
Republic of Argentina, Senior Bonds	7.000%	10/3/15	4,745,000		3,552,491
Republic of Argentina, Senior Bonds	2.260%	12/31/38	97,024	EUR	29,834
Republic of Argentina, Senior Notes	8.750%	6/2/17	907,758		721,668

Total Argentina					9,766,455

Brazil - 1.8%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	873,000	BRL	441,530
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	2,550,000	BRL	1,284,530
Federative Republic of Brazil	7.125%	1/20/37	775,000		1,073,375
Federative Republic of Brazil, Senior Bonds	5.625%	1/7/41	3,700,000		4,338,250

Total Brazil					7,137,685

Chile - 1.5%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	920,000		955,738	(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	310,000		324,498	(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	2,730,000		2,878,493	(c)
Republic of Chile, Senior Notes	3.875%	8/5/20	560,000		620,200
Republic of Chile, Senior Notes	3.250%	9/14/21	1,050,000		1,102,500

Total Chile					5,881,429

Colombia - 3.6%
Republic of Colombia, Senior Bonds	4.375%	7/12/21	6,400,000		7,014,400
Republic of Colombia, Senior Bonds	6.125%	1/18/41	4,350,000		5,404,875
Republic of Colombia, Senior Notes	7.375%	3/18/19	1,620,000		2,077,650

Total Colombia					14,496,925

India - 0.2%
ICICI Bank Ltd., Senior Notes	4.750%	11/25/16	750,000		735,467	(c)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	200,000		181,500	(a)(c)

Total India					916,967

Indonesia - 4.6%
JPMorgan Chase Bank N.A., Credit-Linked Notes (Indonesia Government)	10.750%	5/17/16	51,213,000,000	IDR	6,467,521	(c)(d)
JPMorgan Chase Bank N.A., Credit-Linked Notes (Indonesia Government)	8.250%	7/17/21	21,212,000,000	IDR	2,531,325	(c)(d)
Republic of Indonesia, Notes	5.250%	1/17/42	4,520,000		4,491,750	(c)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	105,000		122,062	(c)
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	1,528,000,000	IDR	209,592
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	380,000		442,700	(c)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	3,750,000		3,956,250	(c)

Total Indonesia					18,221,200

Malaysia - 1.6%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	3,720,000	MYR	1,196,411
Government of Malaysia, Senior Bonds	4.262%	9/15/16	16,095,000	MYR	5,285,665

Total Malaysia					6,482,076

Mexico - 5.6%
Mexican Bonos, Bonds	8.000%	6/11/20	162,216,900	MXN	12,951,330
Mexican Bonos, Bonds	8.500%	11/18/38	55,820,000	MXN	4,358,540

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND

Schedule of investments (unaudited) (cont’d)	May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Mexico - continued
United Mexican States, Bonds	10.000%	12/5/24	2,250,000	MXN	$207,346
United Mexican States, Medium-Term Notes	6.050%	1/11/40	350,000		427,875
United Mexican States, Senior Notes	5.950%	3/19/19	417,000		500,400
United Mexican States, Senior Notes	5.125%	1/15/20	2,680,000		3,073,960
United Mexican States, Senior Notes	4.750%	3/8/44	700,000		712,250

Total Mexico					22,231,701

Panama - 1.5%
Republic of Panama	9.375%	4/1/29	177,000		284,085
Republic of Panama	6.700%	1/26/36	4,242,000		5,503,995

Total Panama					5,788,080

Peru - 6.3%
Republic of Peru	8.750%	11/21/33	8,067,000		12,786,195
Republic of Peru, Bonds	7.840%	8/12/20	12,946,000	PEN	5,588,177
Republic of Peru, Bonds	6.550%	3/14/37	318,000		414,990
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	150,000		206,625
Republic of Peru, Senior Bonds	5.625%	11/18/50	510,000		589,050
Republic of Peru, Senior Notes	7.125%	3/30/19	4,175,000		5,323,125

Total Peru					24,908,162

Philippines - 0.4%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	1,340,000		1,544,350

Poland - 2.7%
Republic of Poland, Senior Notes	6.375%	7/15/19	270,000		310,597
Republic of Poland, Senior Notes	5.125%	4/21/21	980,000		1,040,074
Republic of Poland, Senior Notes	5.000%	3/23/22	9,064,000		9,526,264

Total Poland					10,876,935

Russia - 6.6%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	1,580,000		1,663,156	(c)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	129,000		135,789	(c)
Russian Federation	5.625%	4/4/42	5,600,000		5,804,680	(c)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	330,050		389,047	(c)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	15,642,760		18,438,903	(c)

Total Russia					26,431,575

Sri Lanka - 0.3%
Sri Lanka Government International Bond, Senior Notes	6.250%	7/27/21	1,370,000		1,348,740	(c)

Turkey - 7.5%
Republic of Turkey, Notes	6.750%	5/30/40	5,710,000		6,245,312
Republic of Turkey, Senior Bonds	5.625%	3/30/21	14,520,000		15,209,700
Republic of Turkey, Senior Notes	7.500%	7/14/17	4,960,000		5,679,200
Republic of Turkey, Senior Notes	7.500%	11/7/19	1,370,000		1,601,188
Republic of Turkey, Senior Notes	6.875%	3/17/36	1,147,000		1,266,001

Total Turkey					30,001,401

Venezuela - 8.9%
Bolivarian Republic of Venezuela	5.750%	2/26/16	14,916,000		12,827,760	(c)
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	73,000		53,838
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	8,910,000		6,816,150
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	21,155,000		15,919,137	(c)

Total Venezuela					35,616,885

TOTAL SOVEREIGN BONDS (Cost - $227,056,406)					221,650,566

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND

Schedule of investments (unaudited) (cont’d)	May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES - 35.2%
CONSUMER DISCRETIONARY - 1.1%
Media - 1.1%
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	3,480,000	$4,198,244
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	270,000	307,800

TOTAL CONSUMER DISCRETIONARY				4,506,044

CONSUMER STAPLES - 0.2%
Personal Products - 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	940,000	874,200	(c)

ENERGY - 16.8%
Oil, Gas & Consumable Fuels - 16.8%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	505,740	550,624	(c)
Dolphin Energy Ltd., Senior Secured Bonds	5.500%	12/15/21	1,610,000	1,750,070	(c)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	2,440,000	3,025,600
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	400,000	419,888	(c)
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	320,000	335,910	(c)
KazMunayGas Finance Sub BV, Senior Notes	11.750%	1/23/15	250,000	293,850	(c)
KazMunayGas National Co., Notes	7.000%	5/5/20	4,220,000	4,620,900	(c)
KazMunayGas National Co., Senior Notes	9.125%	7/2/18	360,000	432,450	(c)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	330,000	352,701	(c)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	2,850,000	3,089,314	(c)
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	220,000	243,925	(c)
Mubadala Development Co., Senior Secured Bonds	5.888%	6/15/19	84,290	91,771	(c)
Novatek Finance Ltd., Notes	6.604%	2/3/21	1,700,000	1,818,592	(c)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	1,780,000	1,913,500	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	2,667,000	2,326,957	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	190,000	165,775	(c)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	2,458,000	2,820,555
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	100,000	103,951
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	2,080,000	2,230,172
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	785,000	924,374
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	3,880,000	4,490,918
Petroleos Mexicanos, Notes	8.000%	5/3/19	160,000	200,000
Petroleos Mexicanos, Senior Notes	6.000%	3/5/20	350,000	396,375
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	1,250,000	1,381,250
Petroleos Mexicanos, Senior Notes	4.875%	1/24/22	6,300,000	6,630,750	(c)
Petroleos Mexicanos, Senior Notes	4.875%	1/24/22	670,000	705,175	(c)
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	2,770,000	3,123,175	(c)
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	329,000	370,947
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	71,000	80,053	(c)
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	1,740,000	2,144,550	(c)
Petronas Capital Ltd.	5.250%	8/12/19	650,000	748,036	(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	5,820,000	6,697,796	(c)
PT Pertamina Persero, Notes	5.250%	5/23/21	1,900,000	1,890,500	(c)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	1,990,000	1,915,375	(c)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,380,000	2,820,300	(c)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	810,000	756,962	(c)
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	1,100,000	1,097,034	(c)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	100,000	110,817	(c)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	3,570,000	4,043,025	(c)

TOTAL ENERGY				67,113,917

INDUSTRIALS - 1.4%
Building Products - 0.2%
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	910,000	928,200	(c)

Construction & Engineering - 0.8%
Odebrecht Finance Ltd.	6.000%	4/5/23	2,200,000	2,282,500	(c)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	500,000	547,500	(c)

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND

Schedule of investments (unaudited) (cont’d)	May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Construction & Engineering - continued
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	200,000	$219,000	(c)

Total Construction & Engineering				3,049,000

Industrial Conglomerates - 0.4%
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	1,520,000	1,519,137	(c)

TOTAL INDUSTRIALS				5,496,337

MATERIALS - 9.9%
Chemicals - 0.5%
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	430,000	464,400	(c)
Braskem Finance Ltd., Senior Notes	5.750%	4/15/21	1,610,000	1,622,075	(c)

Total Chemicals				2,086,475

Construction Materials - 0.9%
Cemex Finance LLC, Senior Secured Bonds	9.500%	12/14/16	3,800,000	3,505,500	(c)

Containers & Packaging - 0.4%
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	1,940,000	1,799,350	(c)

Metals & Mining - 7.0%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	2,000,000	2,140,000	(c)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	100,000	107,000	(c)
Evraz Group SA, Notes	8.250%	11/10/15	100,000	104,963	(c)
Evraz Group SA, Notes	6.750%	4/27/18	1,925,000	1,783,031	(c)
Evraz Group SA, Senior Notes	9.500%	4/24/18	360,000	378,540	(c)
Evraz Group SA, Senior Notes	6.750%	4/27/18	4,910,000	4,547,887	(c)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	60,000	66,201
Southern Copper Corp., Senior Notes	6.750%	4/16/40	3,970,000	4,185,150
Vale Overseas Ltd., Notes	8.250%	1/17/34	318,000	410,982
Vale Overseas Ltd., Notes	6.875%	11/21/36	6,046,000	6,948,505
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	2,910,000	2,923,310
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	140,000	143,850	(c)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	38,000	39,045	(c)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	3,630,000	3,339,600	(c)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	770,000	743,050	(c)

Total Metals & Mining				27,861,114

Paper & Forest Products - 1.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	920,000	938,028	(c)
Empresas CMPC SA, Notes	4.750%	1/19/18	950,000	993,179	(c)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	240,000	242,400	(c)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	1,590,000	1,546,275	(c)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	690,000	691,785	(c)

Total Paper & Forest Products				4,411,667

TOTAL MATERIALS				39,664,106

TELECOMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 2.4%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	325,000	214,500	(c)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	50,000	33,000	(c)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	4,677,000	3,086,820	(c)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	900,000	941,400	(c)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	1,380,000	1,366,200	(c)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	1,110,000	1,143,933	(c)
Vimpel Communications, Notes	6.493%	2/2/16	2,350,000	2,300,062	(c)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	240,000	249,910	(c)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Senior Notes	9.125%	4/30/18	150,000	156,000	(c)

Total Diversified Telecommunication Services				9,491,825

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND

Schedule of investments (unaudited) (cont’d)	May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Wireless Telecommunication Services - 1.1%
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	1,280,000	$1,395,200	(c)
Oi S.A., Senior Notes	5.750%	2/10/22	970,000	950,600	(c)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	1,910,000	1,736,878	(c)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000	181,872	(c)

Total Wireless Telecommunication Services				4,264,550

TOTAL TELECOMMUNICATION SERVICES				13,756,375

UTILITIES - 2.3%
Electric Utilities - 0.3%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	130,000	149,012	(c)
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	300,000	320,250	(c)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	610,000	698,450	(c)

Total Electric Utilities				1,167,712

Gas Utilities - 0.7%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	360,000	373,500	(c)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	2,450,000	2,511,250	(c)

Total Gas Utilities				2,884,750

Independent Power Producers & Energy Traders - 1.0%
AES Gener SA, Notes	5.250%	8/15/21	900,000	949,273	(c)
Colbun SA, Senior Notes	6.000%	1/21/20	1,420,000	1,517,993	(c)
Colbun SA, Senior Notes	6.000%	1/21/20	100,000	106,901	(c)
Perusahaan Listrik Negara PT, Senior Notes	5.500%	11/22/21	1,480,000	1,465,200	(c)

Total Independent Power Producers & Energy Traders				4,039,367

Multi-Utilities - 0.3%
E-CL SA, Notes	5.625%	1/15/21	100,000	108,601	(c)
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	770,000	922,845	(c)

Total Multi-Utilities				1,031,446

TOTAL UTILITIES				9,123,275

TOTAL CORPORATE BONDS & NOTES (Cost - $143,016,949)				140,534,254

TOTAL INVESTMENTS - 90.8% (Cost - $370,073,355#)				362,184,820
Other Assets in Excess of Liabilities - 9.2%				36,722,266

TOTAL NET ASSETS - 100.0%				$398,907,086

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARS	— Argentine Peso
BRL	— Brazilian Real
EUR	— Euro
GDP	— Gross Domestic Product
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol

See Notes to Schedule of Investments.

WESTERN ASSET EMERGING MARKETS DEBT FUND

Schedule of Investments (unaudited) (cont’d)	May 31, 2012

Summary of Investments by Country**
Mexico	14.7%
Russia	13.5
Brazil	11.3
Venezuela	9.8
Turkey	8.3
Indonesia	7.1
Peru	6.9
Colombia	6.4
Malaysia	3.8
Argentina	3.4
Chile	3.1
Poland	3.0
India	1.9
Kazakhstan	1.7
Panama	1.6
Qatar	1.0
United Arab Emirates	0.7
Trinidad and Tobago	0.6
Philippines	0.4
China	0.4
Sri Lanka	0.4

100.0%

**	As a percentage of total investments. Please note that Fund holdings are as of May 31, 2012 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Fund (the “Fund”), formerly known as Western Asset Emerging Markets Debt Portfolio, is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$221,650,566	—	$221,650,566
Corporate bonds & notes	—	140,534,254	—	140,534,254

Total investments	—	$362,184,820	—	$362,184,820

Other financial instruments:
Futures contracts	$10,974	—	—	$10,974
Forward foreign currency contracts	—	$8,728	—	8,728

Total other financial instruments	$10,974	$8,728	—	$19,702

Total	$10,974	$362,193,548	—	$362,204,522

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$373,201	—	$373,201

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the

Notes to Schedule of Investments (unaudited) (continued)

investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Other risks. Consistent with its objective to maximize total return, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of May 31, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $373,201. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At May 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,624,154
Gross unrealized depreciation	(11,512,689)

Net unrealized depreciation	$(7,888,535)

At May 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Buy:
U.S. Treasury 10-Year Notes	8	9/12	$1,060,526	$1,071,500	$10,974

At May 31, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Brazilian Real	JPMorgan Chase & Co.	28,326,060	$13,853,371	8/15/12	$(79,762)
Brazilian Real	JPMorgan Chase & Co.	19,727,840	9,648,257	8/15/12	(245,344)

					(325,106)

Contracts to Sell:
Euro	JPMorgan Chase & Co.	134,120	165,847	6/15/12	8,728
Brazilian Real	JPMorgan Chase & Co.	10,256,363	5,016,060	8/15/12	(48,095)

					(39,367)

Net unrealized loss on open forward foreign currency contracts					$(364,473)

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at May 31, 2012.

	Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$10,974	—	—	$10,974
Foreign Exchange Risk	—	$8,728	$(373,201)	(364,473)

Total	$10,974	$8,728	$(373,201)	$(353,499)

During the period ended May 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$8,709,356
Forward foreign currency contracts (to sell)	1,436,903
Futures contracts (to buy)	1,053,313

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	July 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	July 26, 2012

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	July 26, 2012